Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.01, of Vanguard Health Systems, Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

DATED: February 14, 2012

BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

By: Blackstone Management Associates IV L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

By: Blackstone Management Associates IV L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By: Blackstone Management Associates IV L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

By: BCP IV Side-by-Side GP L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE FCH CAPITAL PARTNERS IV-A L.P.

By: Blackstone Management Associates IV L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE FCH CAPITAL PARTNERS IV-B L.P.

By: Blackstone Management Associates IV L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HEALTH COMMITMENT PARTNERS-A L.P.

By: Blackstone Management Associates IV L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES IV L.L.C.

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BCP IV SIDE-BY-SIDE GP L.L.C.

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III L.P.

By: Blackstone Holdings III GP L.P., its General Partner

By: Blackstone Holdings III GP Management L.L.C., its General Partner

/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.

By: Blackstone Holdings III GP Management L.L.C., its General Partner

/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.

By: Blackstone Group Management L.L.C., its General Partner

/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman